THE FBR FUNDS

Money Market Fund
FBR Fund for Government Investors

SUPPLEMENT DATED MAY 17, 2007
TO THE PROSPECTUS DATED FEBRUARY 28, 2007

The following information supplements the current disclosure on Page 18 of the Prospectus under the section titled "Disclosure of Portfolio Holdings":

            The Board of Trustees of the Fund has recently approved a change in the Fund's policy regarding the disclosure of portfolio holdings information for the Fund.  The Fund will no longer make portfolio holdings information available on a monthly basis and it will instead make this information available on a quarterly basis by posting the portfolio holdings information on the Fund's website by the 10th business day following the end of each calendar quarter.  A complete list of the Fund's portfolio holdings is also publicly available through filings made with the U.S. Securities and Exchange Commission on Forms N-CSR and N-Q.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

THE FBR FUNDS
Money Market Fund
FBR Fund for Government Investors

SUPPLEMENT DATED MAY 17, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2007

This supplement to the Statement of Additional Information ("SAI") dated February 28, 2007, for The FBR Funds, FBR Fund for Government Investors, updates certain information in the SAI as described below. For further information, please contact the Funds toll-free at 1.888.888.0025.

The following information replaces in its entirety the paragraph under the section entitled, "Disclosure of Portfolio Holdings" on page 18.

DISCLOSURE OF PORTFOLIO HOLDINGS.  The Board has adopted policies and procedures for the public and nonpublic disclosure of the Fund's portfolio securities ("Disclosure Procedures"). On a quarterly basis, the Fund discloses on the Trust's website, www.fbrfunds.com, its entire portfolio holdings, including a description of each security and the percentage such security represents of the Fund's total portfolio of investments as of that date. The information will be available no later than the 10th business day following the end of each calendar quarter and shall remain on the website until the next calendar quarter's information is made publicly available. A complete list of the Fund's portfolio holdings is also publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (such as the Funds' custodian, fund accountants, investment adviser and sub-advisers, administrator, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisors) and are subject to a duty of confidentiality, and (2) pursuant to enumerated exception that serve a legitimate business purpose. These exceptions include (1) disclosure of portfolio holdings only after such information has been publicly disclosed, as provided in the previous paragraph, and (2) to third-party vendors such as Morningstar and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become publicly available; and (b) signs a written confidentiality agreement. The confidentiality agreement must provide, among other things, that the recipient of the portfolio holdings information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

Any exceptions to the policies and procedures may only be made consent of the Trust's chief compliance officer and will be reported to the Board at the Board's next regularly scheduled meeting.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.